UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report: July 15, 2005                   Commission File Number: 0-15204


                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


           Virginia                                   54-1375874
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


101 Hubbard Street
Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 2.02.   RESULTS OF OPERATIONS, FINANCIAL STATEMENTS AND
             EXHIBITS

        On July 15, 2005, National Bankshares, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)     Exhibits

99.1     National Bankshares, Inc. Press Release dated July 15, 2005.



                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.


Date:    July 15, 2005                      By:   /s/ JAMES G. RAKES
      -------------------                         -----------------------------
                                                    James G. Rakes
                                                    Chairman
                                                    President and CEO














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